UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

November 6, 2013

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

14100 NW 57th Court
Miami Lakes, Florida	33014
(Address of principal executive offices)	(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(b)         On September 10, 2013, ERBA Diagnostics, Inc. (the “Company”), filed a Current Report on Form 8-K announcing the results of its 2013 Annual Meeting of the Stockholders (the “Annual Meeting”), which was held on September 10, 2013. At the Annual Meeting, the Company’s stockholders made a non-binding advisory vote that the Company should hold future advisory votes on Named Executive Officer compensation, commonly known as “say-on-frequency,” every three years.

(d)         This Current Report on Form 8-K is filed to amend the above described Current Report on Form 8-K. On November 6, 2013, the Company’s Board of Directors (the “Board”) held a regularly scheduled meeting at which time the Board unanimously approved the “say-on-frequency” favored by the Company’s stockholders, and, as such, the Company will include a stockholder vote on Named Executive Officer compensation in its proxy materials every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: November 11, 2013	By:	/s/ Prakash Patel
Prakash Patel,
Assistant Controller

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